EXHIBIT 10.7

South Okanagan Real Estate Board                                                                                                                                                                                             The Canadian Bar Association British Columbia

CONTRACT OF PURCHASE AND SALE

PREPARED BY: REMAX Penticton Realty                                                                                                                                              DATE: June 29, 2004

                              (AGENCY - PLEASE PRINT)

ADDRESS: #101 - 3115 SKAHA LAKE ROAD, PENTICTON, B.C., PC: V2A 6G5, Phone: 492-2266

PER: IRV WOOD

SELLER: JURIC HOLDINGS LTD.                                                                       BUYER: D. DAVIS AND OR NOMINEE

ADDRESS: A,B,C & HWY 3A                                                                               ADDRESS: 749 MAIN STREET

KALEDEN, B.C. V0H 1K0                                                                                       PENTICTON, B.C. V2A 5E1

PHONE:                                                                                                                      PHONE: 488-0968

RESIDENT OF CANADA - YES

as defined under the Income Tax Act

PROPERTY: Address: A,B,C & D HWY 3A                                                         Municipality: KALEDEN, B.C. V0H 1K0

Legal Description: LOT A,B,C & D PLAN KAP 55415 DL 411 LD 54 SDYD

PID# 023-189-754-, 023-189-771, 023-189-789, 023-189-797       (Property)

The Buyer agrees to purchase the Property from the Seller on the following terms and subject to the following conditions:

1. PURCHASE PRICE: The purchase price the Property will be

FIVE HUNDRED & NINETY-FIVE THOUSAND DOLLARS ($595,000.00) (Purchase Price)

2. DEPOSIT: A deposit of $ 2,000.00 which will form part of the Purchase Price, will be paid on the following terms:

Within 24 hours of acceptance.

All monies paid pursuant to this section (Deposit) will be delivered in trust to RE/MAX PENTICTON REALTY and held in trust in accordance with the provisions of the Real Estate Act. In the event the Buyer fails to pay the Deposit as required by this Contract, the Seller may, at the Seller's option, terminate this Contract. The party who receives the Deposit is authorized to pay all or any portion of the Deposit to the Buyer's or Seller's conveyancer (the "Conveyancer") without further written direction of the Buyer or Seller, provided that: (a) the Conveyancer is a Lawyer or Notary; (b) such money is to be held in trust by the Conveyancer as stakeholder pursuant to the provisions of the Real Estate Act pending the completion of the transaction and not on behalf of any of the principals to the transaction; and (c) if the sale does not complete, the money should be returned. to such party as stakeholder or paid into Court.

3. TERMS AND CONDITIONS: The purchase and sale of the Property includes the following terms and is subject to the following conditions:

Each condition, if so indicated, is for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled by written notice given by the benefiting party to the other party on or before the date specified for each condition, this Contract will be terminated thereupon. and the Deposit returnable in accordance with the Real Estate Act.

4. COMPLETION: The sale will be completed on February 14, 2005 (Completion Date) at the appropriate Land Title Office.

5.  POSSESSION: The Buyer will have vacant possession of the Property at 12 noon on February 16, 2005 (Possession Date) OR, subject to the following existing tenancies, if any: Seller to give tenant notice so that Buyer will have vacant possession.

BC2000 REV.DEC/03               COPYRIGHT -BC REAL ESTATE ASSOCIATION AND CANADIAN BAR ASSOCIATION (BC BRANCH)

A,B, C & D HWY 3A, KALEDEN                                                                                                                                                                PAGE 2 of 3             PAGES

PROPERTY ADDRESS

6. ADJUSTMENTS: The Buyer will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from, and including, the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of February 16, 2005 (Adjustment Date)

7. INCLUDED ITEMS: The Purchase Price includes any buildings, improvements, fixtures, appurtenances and attachments thereto, and all blinds, awnings, screen doors and windows, curtain rods, tracks and valances, fixed mirrors, fixed carpeting, electric, plumbing, heating and air conditioning fixtures and all appurtenances and attachments thereto as viewed by the Buyer at the date of inspection, INCLUDING:

Mobile and all outbuildings.

BUT EXCLUDING:

8. VIEWED: The Property and all included items will be in substantially the same condition at the Possession Date as when viewed by the Buyer on June 15, 2004.

9. TITLE: Free and clear of all encumbrances except subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original grant or contained in any other grant or disposition from the Crown, registered or pending restrictive covenants and rights-of-way in favour of utilities and public authorities, existing tenancies set out in Clause 5, if any, and except as otherwise set out herein.

10. TENDER: Tender or payment of monies by the Buyer to the Seller will be by certified cheque, bank draft, cash or Lawyer's/Notary's trust cheque.

11. DOCUMENTS: All documents required to give effect to this Contract will be delivered in registrable form where necessary and will be lodged for registration in the appropriate Land Title Office by 4:00 pm on the Completion Date.

12. TIME: Time will be of the essence hereof, and unless the balance of the cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Seller may, at the Seller's option, terminate this Contract, and, in such event, the amount paid by the Buyer will be absolutely forfeited to the Seller in accordance with the Real Estate Act, on account of damages, without prejudice to the Seller's other remedies.

13. BUYER FINANCING: If the Buyer is relying upon a new mortgage to finance the Purchase Price, the Buyer, while still required to pay the Purchase Price on the Completion Date, may wait to pay the Purchase Price to the Seller until after the transfer and new mortgage documents have been lodged for registration in the appropriate Land Title Office, but only if, before such lodging, the Buyer has: (a) made available for tender to the Seller that portion of the Purchase Price not secured by the new mortgage, and (b) fulfilled all the new mortgagee's conditions for funding except lodging the mortgage for registration, and (c) made available to the Seller, a Lawyer's or Notary's undertaking to pay the Purchase Price upon the lodging of the transfer and new mortgage documents and the advance by the mortgagee of the mortgage proceeds pursuant to the Canadian Bar Association (BC Branch) (Real Property Section) standard undertakings (the "CBA Standard Undertakings").

14. CLEARING TITLE: If the Seller has existing financial charges to be cleared from title, the Seller, while still required to clear such charges, may wait to pay and discharge existing financial charges until immediately after receipt of the Purchase Price, but in this event, the Seller agrees that payment of the Purchase Price shall be made by the Buyer's Lawyer or Notary to the Seller's Lawyer or Notary, on the CBA Standard Undertakings to pay out and discharge the financial charges, and remit the balance, if any, to the Seller.

15. COSTS: The Buyer will bear all costs of the conveyance and, if applicable, any costs related to arranging a mortgage and the Seller will bear all costs of clearing title.

16. RISK: All buildings on the Property and all other items included in the purchase and sale will be, and remain, at the risk of the Seller until 12:01 a.m. on the Completion Date. After that time, the Property and all included items will be at the risk of the Buyer.

17. PLURAL: In this Contract, any reference to a party includes that party's heirs, executors, administrators, successors and assigns; singular includes plural and masculine includes feminine.

18. REPRESENTATIONS AND WARRANTIES: There are no representations, warranties, guarantees, promises or agreements other than those set out in this Contract and the representations contained in the Property Disclosure Statement if incorporated into and forming part of this Contract, all of which will survive the completion of the sale.

BC2000 REV.DEC/03               COPYRIGHT -BC REAL ESTATE ASSOCIATION AND CANADIAN BAR ASSOCIATION (BC BRANCH)

A,B, C & D HWY 3A, KALEDEN                                                                                                                                                                PAGE 3 of 3             PAGES

PROPERTY ADDRESS

19. AGENCY DISCLOSURE: The Seller and the Buyer acknowledge having received, read and understood the brochure published by the British Columbia Real Estate Association entitled Working With a Real Estate Agent and acknowledge. and confirm as follows:

A.    the Seller has an Agency relationship with __________________________ and __________________________

                                                                                      AGENT                                                         SALESPERSON

B.    the Buyer has an Agency relationship with __________________________ and __________________________

                                                                                      AGENT                                                         SALESPERSON

C.    the Buyer and the Seller have consented to a limited dual agency relationship with

        REMAX Penticton Realty (Agent) and IRV WOOD (SALESPERSON)

        having signed a Limited Dual Agency Agreement dated June 28, 2004

If only (A) has been completed, the Buyer is acknowledging no agency relationship. If only (B) has been completed, the Seller is acknowledging no agency relationship.

20. PERSONAL INFORMATION: The Buyer and the Seller hereby consent to the collection, use and disclosure by the Agents and salespersons described in Clause 19, the real estate boards of which those Agents and salespersons are members and, if the Property is listed on a Multiple Listing Service«, the real estate board that operates that Multiple Listing Service, of personal information about the Buyer and the Seller:

A. for all purposes consistent with the transaction contemplated herein;

B. if the Property is listed on a Multiple Listing Service«, for the purpose of the compilation, retention and publication by the real estate board that operates the Multiple Listing Service« and other real estate boards of any statistics including historical Multiple Listing Service« data for use by persons authorized to use the Multiple Listing Service« of that real estate board and other real estate boards;

C. for enforcing codes of professional conduct and ethics for members of real estate boards; and

D. for the purposes (and to the recipients) described in the brochure published by the British Columbia Real Estate Association entitled Working With A Real Estate Agent.

21. ACCEPTANCE IRREVOCABLE (Buyer and Seller): The Seller and the Buyer specifically confirm that this Contract of Purchase and Sale is executed under seal. It is agreed and understood, that the Seller's acceptance is irrevocable until after the date specified for the Buyer to either;

A.  fulfill or waive the terms and conditions herein contained; and/or

B.   exercise any option(s) herein contained.

22.  THIS IS A LEGAL DOCUMENT. READ THIS ENTIRE DOCUMENT AND INFORMATION PAGE BEFORE YOU SIGN.

23.   OFFER: This offer, or counter-offer, will be open for acceptance until 5:00 O'CLOCK P.M. ON July 2, 2004 and upon acceptance of the offer, or counter-offer, by accepting in writing and notifying the other party of such acceptance, there will be a binding Contract of Purchase and Sale on the terms and conditions set forth.

/s/ ______________________________                                                         /s/ Darone M. Davis per D. Davis

     Witness                                                                                                                 Buyer

24. ACCEPTANCE: The Seller (a) hereby accepts the above offer and agrees to complete the sale upon the terms and conditions set out above, (b) agrees to pay a commission as per the Listing Contract, and (c) authorizes and instructs the Buyer and anyone acting on behalf of the Buyer or Seller to pay the commission out of the cash proceeds of sale and forward copies of the Seller's Statement of Adjustments to the Cooperating/Listing Agent, as requested, forthwith after completion.

Seller's acceptance is dated June 29, 2004

/s/ Joseph Juric, President, Juric Holdings Ltd.

Seller

BC2000 REV.DEC/03               COPYRIGHT -BC REAL ESTATE ASSOCIATION AND CANADIAN BAR ASSOCIATION (BC BRANCH)

South Okanagan Real Estate Board                                                                                                                                                                                  PAGE 1 OF 1 PAGES

CONTRACT OF PURCHASE AND SALE ADDENDUM

                                                                                                                                                                   MLS No. 26147 & 26148                          DATE: June 29 2004

Address: A,B,C & D HWY 3A                                                         Municipality: KALEDEN, B.C. V0H 1K0

Legal Description: LOT A,B,C & D PLAN KAP 55415 DL 411 LD 54 SDYD

PID# 023-189-754-, 023-189-771, 023-189-789, 023-189-797

FURTHER TO THE CONTRACT OF PURCHASE AND SALE DATED JUNE 29, 2004

MADE BETWEEN D. Davis and or Nominee                                                                                                            AS BUYER, AND

JURIC HOLDINGS LTD.                                                                                                                          AS SELLER AND COVERING

THE ABOVE-MENTIONED PROPERTY, THE UNDERSIGNED HEREBY AGREE AS FOLLOWS:

This offer is subject to the following:

1. The Buyer obtaining a suitable water supply by drilling a well on the subject property at the Buyer's cost by August 15, 2004.

2. The Buyer with the assistance of the Seller obtaining rezoning suitable to the Buyer's needs on or before January 31, 2005.

3. The Buyer obtaining suitable financing by January 31, 2005. It is understood by all parties that the financing condition must be removed prior to the Seller signing the final documents for the rezoning.

The above conditions are for the sole benefit of the Buyer and must be waived or fulfilled by the dates specified or this contract will become null and void and all deposit monies except as noted below will be refunded to the Buyer.

Upon removal of the condition of the Buyer obtaining suitable water the deposit to be increased to $10,000.00 as a sign of good faith.

Upon the Buyer and the Seller obtaining permission for the rezoning and prior to the rezoning taking place the Buyer will increase the deposit to $100,000.00 which at this time all deposit monies will be non-refundable. Seller warrants that he will sign final documentation for zoning change upon approval by the Regional District of the Okanagan Similkameen that the rezoning is approved prior to the deposit becoming non-refundable

Buyer is aware of the Property Transfer Tax of 1% on the first $200,000. and 2% on the balance.

Buyer is aware that G.S.T. is applicable on this purchase and will either make arrangements to be a G.S.T. registrant prior to completion date or pay the G.S.T.

Seller to allow Buyer access to the subject property upon acceptance of this offer to allow the Buyer to carry out due diligence and acquire quotes and all other items necessary to complete on this contract.

It is further agreed by all parties to this transaction that if for any reason there is a delay beyond the control of the Seller or Buyer in processing the rezoning application that all parties will extend the dates accordingly.

So that the completion, possession and adjustments can occur 14 days after all conditions are removed the Buyer warrants that they are prepared to complete on this transaction providing there is an approval by the Regional District that the Buyer can continue with the rezoning process.

Buyer acknowledges receiving, reading and approving Title Searches relating to the subject properties dated April 29, 2004 and is satisfied with same.

Buyer                                                                                                           /s/ D.M. DAVIS

Seller                                                                                                           /s/ J.JURIC, President

                                                                                                                     JURIC HOLDINGS LTD.

BC2000 REV.DEC/03               COPYRIGHT -BC REAL ESTATE ASSOCIATION AND CANADIAN BAR ASSOCIATION (BC BRANCH)